Share-based Compensation	9 Months Ended
Sep. 30, 2025
Share-Based Payment Arrangement [Abstract]
Share-based Compensation
Note 8. Share-based Compensation
Pursuant to the Strive 2022 Equity Incentive Plan, adopted on April 12, 2022, and as amended from time to time (together, the “2022 Plan”), the Company may, subject to the terms and limitations of the 2022 Plan, grant compensatory awards, including restricted stock (“RSAs”), stock appreciation rights, restricted stock units (“RSUs”), incentive stock options, and non-statutory stock options.
Incentive Stock Options
Pursuant to the 2022 Plan, options to purchase shares of the Company’s common stock may be granted at an exercise price not less than 100% of the fair value of the common stock subject to the option on the date the option is granted. A maximum of 166.0 million shares of common stock were authorized for issuance under the 2022 Plan. Of this amount, 166.0 million shares remain available for future awards as of September 30, 2025.
Restricted Stock and Restricted Stock Units
Pursuant to the 2022 Plan, RSAs and RSUs may be granted to certain employees, directors, and consultants. Substantially all RSAs and RSUs vest over periods ranging from one to four years, pro-rata over the requisite service period, with the first vesting event occurring at the first anniversary of the award’s grant date, with subsequent pro-rata vesting events quarterly thereafter. The RSU grants also contain a performance condition requiring a
Liquidity Event or IPO, as defined in the 2022 Plan, to occur for the vesting of the RSUs. Compensation cost is recognized using the straight-line method over the requisite service period, to the extent such performance condition is deemed probable, which occurred during the period from September 12, 2025 to September 30, 2025.
The 2022 Plan permits the grant of 58.9 million shares of common stock, of which 14.0 million remain available for future awards as of September 30, 2025.
During the period from September 12, 2025 to September 30, 2025, the Company granted 4.6 million RSU awards with a grant date fair value of $39.3 million. The RSU awards were valued using the market price of our Class A common stock at the grant date.
During the period from July 1, 2025 to September 11, 2025, the Predecessor granted 16 thousand RSU awards (which, after giving effect to the Exchange Ratio as a result of the Asset Entities Merger, equaled 1.2 million RSU awards) with a grant date fair value of $0.8 million.
During the three months ended September 30, 2024, the Predecessor granted 319 thousand RSU awards (which, after giving effect to the Exchange Ratio as a result of the Asset Entities Merger, equaled 22.6 million RSU awards) with a grant date fair value of $12.0 million.
During the period from January 1, 2025 to September 11, 2025, the Predecessor granted 43 thousand RSU awards (which, after giving effect to the Exchange Ratio as a result of the Asset Entities Merger, equaled 3.0 million RSU awards) with a grant date fair value of $2.1 million.
During the nine months ended September 30, 2024, the Predecessor granted 334 thousand RSU awards (which, after giving effect to the Exchange Ratio as a result of the Asset Entities Merger, equaled 23.7 million RSU awards) with a grant date fair value of $12.7 million.
The Company recorded $16.3 million of share-based compensation expense for the period from September 12, 2025 to September 30, 2025, which is included in employee compensation and benefits. No such share-based compensation expense was recorded for previous periods.
At September 30, 2025, aggregate unrecognized compensation expense for unvested equity awards was $42.4 million, which is expected to be recognized over a remaining weighted-average period of 2.7 years.
At December 31, 2024, aggregate unrecognized compensation expense for unvested equity awards was $21.0 million, which is expected to be recognized over a remaining weighted-average period of 3.0 years.